Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
SEPTEMBER, 1999



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.5898%



        Excess Protection Level
          3 Month Average  5.98%
          September, 1999  5.84%
          August, 1999  5.82%
          July, 1999  6.30%


        Cash Yield                                  18.03%


        Investor Charge Offs                        4.60%


        Base Rate                                   7.59%


        Over 30 Day Delinquency                     4.90%


        Seller's Interest                           6.99%


        Total Payment Rate                          14.16%


        Total Principal Balance                     $ 45,780,732,257.76


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 3,198,912,739.27